--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1996



Dear Trust Shareholder:

      Interest rate volatility in the domestic fixed income markets was once again a major factor over the past twelve months. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you reach your long-term investment goals.



Sincerely,

/s/ Laurence D. Fink                               /s/ Ralph L. Schlosstein
----------------------                             -------------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chairman                                           President

                                                               November 30, 1996


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States and certain territories and possessions of the United States.

      The Trust has exhibited superior performance on a reinvested net asset value total return basis for the 1- and 2-year periods ended October 31, 1996. The Trust placed in the top 10% of its Lipper peer group of General & Insured Leveraged Municipal Closed-End Funds for both periods, finishing #6 of 64 funds for the 1-year period and #5 of 63 funds for the 2-year period according to Lipper Analytical Services, Inc. The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

===================================================================================================================
                                                10/31/96      10/31/95        CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------------------------
  Stock Price                                   $12.4375       $12.00         3.65%          $13.00        $11.75
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                          $14.52        $14.18         2.40%          $14.88        $13.69
===================================================================================================================


THE FIXED INCOME MARKETS

      Significant swings in the pace of U.S. economic growth influenced the performance of the fixed income markets over the past year. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. In response to these reductions, as well as the sharp decline in interest rates throughout 1995, economic growth began to pick up in mid-February and accelerated throughout the second quarter of 1996. Economic growth as measured by Gross Domestic Product (GDP) was measured at an annualized 4.7% for the second quarter of 1996, which led investors to believe that the Federal Reserve would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the pace of economic growth has slowed during the past few months. Softer economic data and continued moderation in the broad inflation measures during the third quarter of 1996 allowed the Fed to leave short term interest rates unchanged at their August and September policy meetings.

      After lagging the performance of their taxable counterparts during the fourth quarter of 1995, year-to-date municipal bond performance as measured by the Lehman Municipal Bond Index has outpaced that of taxable bonds (represented by the Lehman Aggregate Index) returning 2.99% versus 2.84% for taxables. This strong performance is the result of the relative scarcity of new municipal bond issuance combined with increased retail demand due to the end of "flat tax"
reform concerns. In particular, the third quarter of 1996 witnessed approximately $60 billion in cash (in the form of calls, maturities and interest payments) returned to investors and recycled back into the municipal bond market. As the quarter progressed, however, retail demand moderated in response to a strengthening stock market and declining interest rate levels. Within the municipal market, longer maturity municipals outperformed shorter maturities for the year ended October 31, as the yield of the 30-year AAA General Obligation (G.O.) bond fell four basis points (0.04%) to 5.54% while yields of shorter maturities rose.

      Looking ahead to the fourth quarter and into 1997, the potential for weakening supply and demand technicals has led us to take a cautious stance on the municipal market. The recent decline in interest rates may spur new issuance, which historically is heaviest in the fourth quarter as issuers complete year-end business. Additionally, although the likelihood of radical tax reform has diminished since the first half of 1996, we continue to monitor the possibility of tax cuts over the next year and their potential impact on the municipal bond market. We view any potential fourth quarter weakness as an opportunity to add at attractive levels.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Federal Reserve's decision not to increase short interest rates at their August and September policy meetings has benefited the Trust, as short term municipal rates (which determine the Trust's borrowing costs) fell.

      The Trust has generally favored callable premium coupon bonds throughout the past twelve months, as they characteristically outperform par bonds in a rising interest rate environment. Though interest rates have fallen recently, the generally upward trend in rates since the beginning of 1996 proved a favorable environment to hold these defensively structured bonds. The Trust maintained its focus in the intermediate portion of the municipal yield curve, with nearly half of the Trust's holdings having an average life between 8 and 12 years. Additionally, the Trust's credit quality bias emphasizes a barbell strategy, as the majority of the holdings carry either a "AAA" or "BBB" credit rating. Limited municipal bond supply has resulted in the narrowing of yields spreads between higher- and lower-quality municipal bonds. Should credit spreads tighten significantly from current levels, thereby reducing the yield advantage of owning a lower rated bond, we would seek to reallocate some of the Trust's "BBB" issues into higher rated bonds at tighter spreads.

      The following charts compare the Trust's current and October 31, 1995 asset composition and credit quality allocations:


                                SECTOR BREAKDOWN
================================================================================
SECTOR                                OCTOBER 31, 1996     OCTOBER 31, 1995
--------------------------------------------------------------------------------
Transportation                               22%             15%
--------------------------------------------------------------------------------
Lease Revenue                                12%             10%
--------------------------------------------------------------------------------
Power                                        12%             --
--------------------------------------------------------------------------------
Hospital                                      9%              8%
--------------------------------------------------------------------------------
Industrial                                    9%             13%
--------------------------------------------------------------------------------
City, County & State                          8%             16%
--------------------------------------------------------------------------------
University/School                             8%              7%
--------------------------------------------------------------------------------
Pollution Control                             7%             --
--------------------------------------------------------------------------------
Housing                                       6%              5%
--------------------------------------------------------------------------------
Miscellanous Revenue                          4%             10%
--------------------------------------------------------------------------------
Tax Revenue                                   1%              1%
--------------------------------------------------------------------------------
Water & Sewer                                 1%             --
--------------------------------------------------------------------------------
Resource Recovery                             1%              4%
--------------------------------------------------------------------------------
Utility                                      --              11%
================================================================================

================================================================================
     STANDARD & POOR'S/MOODY'S
           CREDIT RATING              OCTOBER 31, 1996      OCTOBER 31, 1995
--------------------------------------------------------------------------------
              AAA/Aaa                       43%                    53%
--------------------------------------------------------------------------------
               AA/Aa                         6%                     5%
--------------------------------------------------------------------------------
                A/A                         21%                    11%
--------------------------------------------------------------------------------
              BBB/Baa                       30%                    31%
================================================================================

We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,



/s/ Robert Kapito                        /s/ Kevin Klingert
-----------------------                  ----------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.





================================================================================
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------

Symbol on New York Stock Exchange:                                   BKN
--------------------------------------------------------------------------------
Initial Offering Date:                                       February 19, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/96:                          $ 12.4375
---------------------------------------------------------------------------
Net Asset Value as of 10/31/96:                              $ 14.52
---------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/96 ($12.4375)1:        6.33%
---------------------------------------------------------------------------
Current Monthly Distribution per Share2:                     $  0.06563
---------------------------------------------------------------------------
Current Annualized Distribution per Share2:                  $  0.7875
================================================================================
1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2The Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OPTION
             PRINCIPAL                                                                             CALL
  RATING*     AMOUNT                                                                            PROVISIONS+      VALUE
(UNAUDITED)   (000)               DESCRIPTION                                                  (UNAUDITED)      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                       LONG-TERM INVESTMENTS -- 149.8%
                       ALABAMA -- 2.2%
Baa1         $  5,000  Courtland Indl. Dev. Brd. Indl. Dev. Rev.,
                         Champion Intl. Corp., 7.20%, 12/01/13 ..............................   5/02 at 103   $   5,427,050
                                                                                                              -------------

                       CALIFORNIA -- 9.9%
AAA            15,460  Los Angeles Cnty. Asset Leasing Corp. Rev., 3.80%+, 12/01/07, AMBAC ..   No Opt. Call     16,536,634
                       University of California Rev., Research Facs., Ser. B,
A               2,000    6.10%, 9/01/10 .....................................................   9/03 at 102       2,058,060
A               3,305    6.20%, 9/01/11 .....................................................   9/03 at 102       3,412,049
A               2,000    6.25%, 9/01/12 .....................................................   9/03 at 102       2,054,860
                                                                                                               ------------
                                                                                                                 24,061,603
                                                                                                               ------------
                       COLORADO -- 18.4%
                       Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
Baa             3,100    Zero Coupon, 8/31/04 ...............................................  No Opt. Call       1,951,295
Baa             2,000    Zero Coupon, 8/31/07 ...............................................8/05 at 89.239       1,027,140
Baa             2,250    6.90%, 8/31/15 .....................................................   8/05 at 103       2,427,705
Baa            10,450    7.00%, 8/31/26 .....................................................   8/05 at 103      11,270,743
                       Denver City & Cnty. Arpt. Rev.,
Baa             5,000    Ser. B, 7.50%, 11/15/25 ............................................  11/97 at 102       5,215,550
Baa             1,120    Ser. C, 6.65%, 11/15/05 ............................................  11/02 at 102       1,187,088
Baa             3,000    Ser. C, 6.50%, 11/15/06 ............................................  11/02 at 102       3,131,400
Baa            17,790    Ser. D, 7.00%, 11/15/25 ............................................  11/01 at 100      18,482,743
                                                                                                               ------------
                                                                                                                 44,693,664
                                                                                                               ------------
                       CONNECTICUT -- 2.1%
                       Mashantucket Western Pequot Tribe, Spl. Rev. Ser. A,
Baa             2,000    6.40%, 9/01/11 .....................................................   9/06 at 102       2,038,020
Baa             3,000    6.50%, 9/01/05 .....................................................  No Opt. Call       3,108,330
                                                                                                               ------------
                                                                                                                  5,146,350
                                                                                                               ------------
                       DISTRICT OF COLUMBIA -- 0.8%
AAA             1,900  District of Columbia, G.O., Ser. E, 6.00%, 6/01/09, CAPMAC ...........   6/03 at 102       1,932,091
                                                                                                               ------------

                       FLORIDA -- 3.6%
AAA             1,780  Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A,
                         6.55%, 7/01/14 .....................................................   1/05 at 102       1,847,640
Baa3            6,000  Martin Cnty Indl. Dev. Auth., Indiantown Cogeneration Proj.,
                         Ser. A. 7.875%, 12/15/25 ...........................................   12/04 at 10      26,822,840
                                                                                                               ------------
                                                                                                                  8,670,480
                                                                                                               ------------
                       GEORGIA -- 3.6%
AAA             6,000  Georgia Mun. Pwr. & Elec. Auth., Ser. T, 6.50%, 1/01/99+++, FGIC .....  No Opt. Call       6,274,800
AA+             2,250  Georgia St. Hsg. & Fin. Auth. Rev., Sngl. Fam. Mtg.,
                         Ser. C, 7.00%, 12/01/15, FHA .......................................  12/04 at 102       2,368,958
                                                                                                               ------------
                                                                                                                  8,643,758
                                                                                                               ------------
                       HAWAII -- 0.8%
Aa              2,050  Hawaii St. Hwy. Rev., 5.25%, 7/01/16 .................................   7/06 at 102       1,976,610
                                                                                                               ------------

                       ILLINOIS -- 10.0%
AAA             5,000  Chicago Brd. of Ed. Chicago Sch. Reform, 6.00%, 12/01/26, MBIA .......  12/06 at 102       5,068,800
AAA             4,650  Chicago O'Hare Int'l Apt. Spl. Fac. Rev., Lufthansa Airlines Proj.,
                         7.125%, 5/01/18 ....................................................   5/01 at 102       5,027,533
AAA             5,000  Cook Cnty. G.O., Ser. A, 6.60%, 11/15/22, MBIA .......................  11/02 at 102       5,341,100
                         Illinois Edl. Facs. Auth. Rev., Loyola Univ., FGIC,
AAA             5,000    4.125%+, 7/01/13 ...................................................   7/03 at 102       4,894,250
AAA             4,000    5.45%, 7/01/14 .....................................................   7/03 at 102       3,905,280
                                                                                                               ------------
                                                                                                                 24,236,963
                                                                                                               ------------
                       INDIANA -- 3.8%
Baa2            8,595  Indianapolis Arpt. Auth. Rev., Spl. Facs.
                         Fed. Express Corp. Proj., 7.10%, 1/15/17 ...........................   7/04 at 102       9,168,544
                                                                                                               ------------

                       KENTUCKY -- 6.0%
AAA            15,000  Kentucky St. Tpke. Auth., Econ. Dev. Road Rev.,
                         3.95%+, 7/01/13, AMBAC .............................................   7/03 at 102      14,667,150
                                                                                                               ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    OPTION
             PRINCIPAL                                                                               CALL
  RATING*     AMOUNT                                                                               PROVISIONS+        VALUE
(UNAUDITED)   (000)               DESCRIPTION                                                     (UNAUDITED)        (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                       LOUISIANA -- 9.2%
AAA            $14,400  Louisiana Pub. Facs. Auth. Hosp. Rev., Our Lady
                          of the Lake Regl. Med. Ctr., 4.19%+, 12/01/22, FSA ...................... 12/03 at 102     $14,090,688
AAA              7,860  Louisiana Stadium & Expo Dist., Ser. B, 6.375%, 7/01/25, FGIC .............  7/05 at 102       8,255,908
                                                                                                                    ------------
                                                                                                                      22,346,596
                                                                                                                    ------------
                        MARYLAND -- 6.2%
Aa               9,940  Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam. Prog.,
                          Ser. 2, 6.55%, 4/01/26 ..................................................  4/05 at 102      10,170,509
A-               1,500  Maryland St. Energy Fin.Admin., Bld. Wst. Disp. Rev.,
                          Wheelabrator Wtr.Proj., 6.45%, 12/01/16 ................................. 12/06 at 102       1,549,635
AAA              3,175  Northeast Waste Disp. Auth. Rev., Sld. Wst.,
                          Montgomery Cnty. Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA ..........  7/03 at 102       3,280,124
                                                                                                                    ------------
                                                                                                                      15,000,268
                                                                                                                    ------------
                        MICHIGAN -- 7.6%
Baa1             2,840  Dickinson Cnty. Econ. Dev. Corp., Poll. Ctrl. Rev.,
                          Champion Intl. Corp. Proj., 5.85%, 10/01/18 ............................. 10/03 at 102       2,770,988
AAA              4,000  Holly Area Sch. Dist., Ser. Q, 5.625%, 5/01/25, FGIC ......................  5/05 at 101       3,964,640
AAA             10,000  Michigan Pub. Pwr. Agcy.Rev., Belle River Proj.,
                          Ser. A. 5.25%, 1/01/18, MBIA ............................................  1/03 at 102       9,425,900
AAA              2,200  Wyandotte Elec. Rev., 6.25%, 10/01/17, MBIA ............................... 10/02 at 102       2,332,110
                                                                                                                    ------------
                                                                                                                      18,493,638
                                                                                                                    ------------

                        MISSOURI -- 1.0%
NR               2,000  Lake of The Ozarks Comn. Bridge, 6.25%, 12/01/16 .......................... 12/06 at 102       1,948,000
AA                 500  Missouri St. Env. Imp. & Energy Res. Auth., Poll. Ctrl.
                          Rev., 5.50%, 12/01/13 ................................................... 12/06 at 101         499,160
                                                                                                                    ------------
                                                                                                                       2,447,160
                                                                                                                    ------------
                        NEVADA -- 1.6%
AAA              3,750  Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B,
                          5.80%, 7/01/09, MBIA ....................................................  7/03 at 102       3,845,025
                                                                                                                    ------------

                        NEW JERSEY -- 6.8%
A3               3,010  New Jersey Econ.Dev. Auth. Wtr. Facs. Rev., Ser. A,
                          Elizabeth Wtr. Co. Proj., 6.60%, 8/01/21 ................................  8/01 at 102       3,167,423
Baa              1,200  New Jersey Hlth.Care Facs. Fin. Auth. Rev.,Englewood Hosp. & Med.
                          Ctr., 6.70%, 7/01/15 ....................................................  7/04 at 102       1,243,500
Aa              12,150  New Jersey St. Trans. Sys. Auth. Trust Fund, Ser. B, 5.25%, 6/15/10 .......  6/07 at 102      11,959,974
                                                                                                                    ------------
                                                                                                                      16,370,897
                                                                                                                    ------------
                        NEW YORK -- 25.0%
                        New York City, G.O.,
Baa1             4,140    Ser. A, 6.00%, 8/01/05 ..................................................  No Opt.Call       4,198,995
Baa1             7,000    Ser. E, 6.50%, 2/15/06 .................................................. No Opt. Call       7,327,950
Baa1             7,000    Ser. H, 7.20%, 2/01/13 ................................................. 2/02 at 101.5       7,518,630
                        New York City Ind. Dev. Agcy. Spec. Fac. Rev.,
                          Term. One Group Assoc. Proj.,
A                4,000    6.00%, 1/01/07 ..........................................................  1/04 at 102       4,142,800
A                4,000    6.00%, 1/01/08 ..........................................................  1/04 at 102       4,113,800
A               21,250    6.125%, 1/01/24 .........................................................  1/04 at 102      21,287,613
                        New York City Ind. Dev. Agcy. Rev. Japan Arls Co. Ltd.
                          Proj. Option Dev., FSA,
Aaa              1,500    6.00%, 11/01/15 ......................................................... 11/04 at 102       1,500,000
Baa1             3,000  New York St. Dorm. Auth. Rev., St. Univ. Edl. Facs.,
                          Ser. B, 6.10%, 5/15/09 ..................................................  5/04 at 102       3,048,810
Baa              1,955  New York St. Hag. Fin. Agcy.Rev., Hlth. Facs. of
                          New York City, Ser. A, 6.375%, 11/01/04 .................................  No Opt.Call       2,044,050
AAA              5,000  New York St. Med. Care Facs. Rev., New YorkHosp., Ser.A,
                          6.60%, 2/15/09, AMBAC ...................................................  2/05 at 102       5,521,950
                                                                                                                    ------------
                                                                                                                      60,704,598
                                                                                                                    ------------
                        NORTH CAROLINA -- 5.5%
                        North Carolina Eastn. Mun. Pwr. Agcy., Rev., Ser. B, CAPMAC.
AAA              5,300    6.00%, 1/01/22 .......................................................... No Opt. Call       5,368,847
AAA              5,000    7.00%, 1/01/08 .......................................................... No Opt. Call       5,675,100
A                2,150  North Carolina Mun. Pwr. Agcy. Elec.Rev.,
                       Catawba No. 1, 7.50%, 1/01/17 ...........................................     1/98 at 102       2,251,759

                                                                                                                    ------------
                                                                                                                      13,295,706
                                                                                                                    ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              OPTION
             PRINCIPAL                                                                         CALL
  RATING*     AMOUNT                                                                         PROVISIONS+      VALUE
(UNAUDITED)   (000)               DESCRIPTION                                               (UNAUDITED)      (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------

                      PENNSYLVANIA -- 5.6%
AAA          $10,100  Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp. Bethlehem Proj.,
                        4.00%+, 11/15/13, AMBAC .............................................11/03 at 102     $ 9,656,408
AAA            4,000  Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev., Philadelphia
                        Fdg. Prog., 5.50%, 6/15/20, FGIC .................................... 6/06 at 100       3,901,720
                                                                                                             ------------
                                                                                                               13,558,128
                                                                                                             ------------
                      RHODE ISLAND -- 1.6%
Aa             3,845  Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B 6.75%,
                        10/01/17 ............................................................ 4/04 at 102       4,011,950
                                                                                                             ------------

                      SOUTH CAROLINA --1.1%
Baa1           2,600  Piedmont Mun. Pwr. Agcy.SouthCarolina Elec.Rev., 6.55%, 1/01/16 ....... 1/98 at 100       2,612,584
                                                                                                             ------------
                      TENNESSEE -- 3.7%
A3             8,500  Maury Cnty. Ind. Dev. Brd, Poll. Ctrl. Rev., Saturn Corp.
                       Proj., 6.50%, 9/01/24 ................................................ 9/04 at 102       8,905,620
                                                                                                             ------------
                      TEXAS -- 6.4%
Baa2           3,700  Alliance Arpt.Auth. Inc.Texas Spl. Facs. Rev., Fed.Express Corp.
                        Proj., 6.375%, 4/01/21 .............................................. 4/06 at 102       3,697,891
A2             4,000  Brazos River Auth. Rev., Coll-Houston Light & Pwr. Co. Proj.,
                        Ser. A, 7.875%, 11/01/18 ............................................11/96 at 102       4,141,960
AAA            1,335  Laredo, G.O., 5.25%, 2/15/13, FGIC .................................... 2/06 at 100       1,298,755
A2             3,625  Matagorda Cnty. Nav. Dist. No. 1 Rev., Coll-Houston Light
                        & Pwr. Ser. B. 7.70%, 2/01/19 ....................................... 2/98 at 102       3,813,427
A2             2,500  Port of BayCityAuth. Matagorda Cnty. Rev., Hoechst
                        Celanese Corp. Proj., 6.50%, 5/01/26 ................................ 5/06 at 102       2,600,625
                                                                                                             ------------
                                                                                                               15,552,658
                                                                                                             ------------
                      UTAH -- 0.7%
Aa             1,800  IntermountainPwr. Agcy. Rev. Pwr. Supply, Ser. B, 5.00%, 7/01/16 ......12/96 at 100       1,639,872
                                                                                                             ------------

                      WASHINGTON -- 3.8%
                      Washington St.Pub. Pwr.Supply Sys.Rev.,
AAA            2,000    Nuclear Proj. No. 2, 5.55%, 7/01/10,FGIC ............................No Opt. Call       1,950,480
AAA            7,000    Nuclear Proj. No. 1, Ser. A, 6.25%, 7/01/17, MBIA ................... 7/02 at 102       7,174,370
                                                                                                             ------------
                                                                                                                9,124,850
                                                                                                             ------------
                      WEST VIRGINIA -- 1.5%
A              3,500  Braxton Cnty. Sld. Wat. Auth., Weyerhaeuser Co. Proj.,
                        6.50%, 4/01/25 ...................................................... 4/05 at 102       3,614,030
                                                                                                             ------------
                      WYOMING -- 1.3%
Baa2           3,005  Sweetwater Cnty. Sld. Wst. Disp. Rev., FMC Corp.
                        Proj., Ser. A, 7.00%, 6/01/24 ....................................... 6/04 at 102       3,177,788
                                                                                                             ------------
                      Total Long-Term Investments (cost $353,929,107) .......................                 363,325,631
                                                                                                             ------------
                      SHORT-TERM INVESTMENTS** -- 0.7%
                      VIRGINIA -- 0.4%
Aa2            1,000  Peninsula Port Auth. Rev., Port Fac. Shell Oil Co.,
                        3.60%, 11/01/96, FRDD ...............................................                   1,000,000
                                                                                                             ------------
                      WYOMING -- 0.3%
P1               700  Uinta Cnty. Poll. Ctrl. Rev., ChevronInc.Proj.,
                        3.55%, 11/01/96, FRDD ...............................................                     700,000
                                                                                                             ------------
                      Total Short-Term Investments (cost $1,700,000) ........................                   1,700,000
                                                                                                             ------------
                      TOTAL INVESTMENTS-- 150.5%  (cost $355,629,107) .......................                 365,025,631
                      Other assets in excess of liabilities-- 3.1% ..........................                   7,521,729
                      Liquidation value of preferred stock-- (53.6)% ........................                (130,000,000)
                                                                                                             ------------
                      NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-- 100% ...................               $ 242,547,360
                                                                                                            =============


----------
*   Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
+   These bonds contain embedded caps. See glossary for definition.
++ Option call provisions: date (month/year) and prices of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
+++ This bond is prerefunded. See Glossary for definition.

         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

===========================================================================================================================
     AMBAC      -- American Municipal Bond Assurance Corporation        FSA      -- Financial Security Assurance
     CAPMAC     -- Capital Markets Assurance Corporation                FRDD     -- Floating Rate Daily Demand**
     FHA        -- Federal Housing Administration                       G.O.     -- General Obligation Bond
     FGIC       -- Financial Guaranty Insurance Company                 MBIA     -- Municipal Bond Insurance Association
===========================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $355,629,107) (Note 1) ............................         $365,025,631
Cash ......................................................               36,199
Receivable for investments sold ...........................            2,991,637
Interest receivable .......................................            6,703,162
Deferred organization expenses and other
  assets ..................................................               33,237
                                                                    ------------
                                                                     374,789,866
                                                                    ------------
LIABILITIES
Payable for investments purchased .........................            1,500,750
Dividends payable--common stock ...........................              219,521
Dividends payable--preferred stock ........................              110,847
Advisory fee payable (Note 2) .............................              110,693
Administration fee payable (Note 2) .......................               47,440
Other accrued expenses ....................................              253,255
                                                                    ------------
                                                                       2,242,506
                                                                    ------------

NET INVESTMENT ASSETS .....................................         $372,547,360
                                                                    ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ....................................         $    167,071
    Paid-in capital in excess of par ......................          232,077,765
  Preferred stock (Note 4) ................................          130,000,000
                                                                    ------------
                                                                     362,244,836
  Undistributed net investment income .....................              549,902
  Accumulated net realized gain ...........................              356,098
  Net unrealized appreciation .............................            9,396,524
                                                                    ------------
  Net investment assets, October 31, 1996 .................         $372,547,360
                                                                    ============
  Net assets applicable to common
    shareholders ..........................................         $242,547,360
                                                                    ============
Net asset value per common share:
  ($242,547,360 / 16,707,093 shares of
    common stock issued and outstanding) ..................               $14.52
                                                                          ======


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ............................          $20,746,432
                                                                     -----------

Expenses
  Investment advisory .....................................            1,296,653
  Administration ..........................................              555,708
  Auction agent ...........................................              340,923
  Reports to shareholders .................................              108,000
  Custodian ...............................................               88,000
  Directors ...............................................               48,000
  Audit ...................................................               37,000
  Transfer agent ..........................................               24,000
  Legal ...................................................                9,000
  Miscellaneous ...........................................              171,775
                                                                     -----------
  Total expenses ..........................................            2,679,059
                                                                     -----------
Net investment income .....................................           18,067,373
                                                                     -----------


REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................            5,454,251
Net change in unrealized appreciation
  on investments ..........................................              140,869
                                                                     -----------
Net gain on investments ...................................            5,595,120
                                                                     -----------


NET INCREASE IN NET INVESTMENT ASSETS
  RESULTING FROM OPERATIONS ...............................          $23,662,493
                                                                     ===========





See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN
NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                                                      ----------------------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS                               1996             1995
                                                                         ---------        ---------
Operations:
   Net investment income ..........................................   $  18,067,373    $  18,339,846
   Net realized gain on investments ...............................       5,454,251        4,428,547
   Net change in unrealized appreciation on investments ...........         140,869       31,800,161
                                                                      -------------    -------------
   Net increase in net investment assets resulting from operations       23,662,493       54,568,554

DIVIDENDS AND DISTRIBUTIONS:
   To common shareholders from net investment income ..............     (13,156,544)     (13,783,161)
   To preferred shareholders from net investment income ...........      (4,619,604)      (5,137,617)
   To common shareholders from net realized gain on investments ...        (239,692)            --
   To preferred shareholders from net realized gain on investments          (89,343)            --
                                                                      -------------    -------------
       Total dividends and distributions ..........................     (18,105,183)     (18,920,778)

CAPITAL STOCK TRANSACTIONS:
   Additional capital charge with respect to the issuance of shares            --               (782)
                                                                      -------------    -------------
       Total increase .............................................       5,557,310       35,646,994

NET INVESTMENT ASSETS
Beginning of year .................................................     366,990,050      331,343,056
                                                                      -------------    -------------
End of year .......................................................   $ 372,547,360    $ 366,990,050
                                                                      =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                           FOR THE PERIOD
                                                                                                            FEBRUARY 26,
                                                                              YEAR ENDED OCTOBER 31,            1993*
                                                                          -------------------------------  TO OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:                                           1996        1995        1994         1993
                                                                           -----       ----        ----     ------------


Net asset value, beginning of period .................................   $ 14.18      $ 12.05     $ 14.76     $ 14.10
                                                                         -------      -------     -------     -------
   Net investment income .............................................      1.09         1.10        1.06        0.66
   Net realized and unrealized gain (loss) on investments ............      0.34         2.16       (2.64)       0.74
                                                                         -------      -------     -------     -------
Net increase (decrease) from investment operations ...................      1.43         3.26       (1.58)       1.40
                                                                         -------      -------     -------     -------
Dividends and Distributions:
   Dividends from net investment income to:
     Common shareholders .............................................     (0.79)       (0.82)      (0.90)      (0.45)
     Preferred shareholders ..........................................     (0.28)       (0.31)      (0.21)      (0.11)
   Distributions from net realized gain on investments to:
     Common shareholders .............................................     (0.01)        --          --         --
     Preferred shareholders ..........................................     (0.01)        --          --         --
                                                                         -------      -------     -------     -------
             Total dividends and distributions .......................     (1.09)       (1.13)      (1.11)      (0.56)
                                                                         -------      -------     -------     -------
     Capital charge with respect to issuance of shares ...............      --          --          (0.02)      (0.18)
                                                                         -------      -------     -------     -------
Net asset value, end of period** .....................................   $ 14.52      $ 14.18     $ 12.05     $ 14.76#
                                                                         =======      =======     =======     =======
Per share market value, end of period** ..............................   $ 12.44      $ 12.00     $10.375     $14.125
                                                                         =======      =======     =======     =======
TOTAL INVESTMENT RETURN+ .............................................    10.41%       24.01%     (20.98%)      3.36%
                                                                         =======      =======     =======     =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:+++
Expenses .............................................................     1.12%        1.16%       1.14%       1.04%++
Net investment income ................................................     7.57%        8.36%       7.80%       6.86%++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .............  $238,540     $219,740    $226,935    $236,810
Portfolio turnover ...................................................      164%         182%        210%        110%
Net assets of common shareholders, end of period (in thousands) ......  $242,547     $236,990    $201,343    $246,631
Preferred stock outstanding (in thousands) ...........................  $130,000     $130,000    $130,000    $130,000
Asset coverage per share of preferred stock, end of period## .........  $ 71,644     $ 70,575    $127,440    $144,858

--------------------------------------------------------------------------------
 *   Commencement of investment operations.
 ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. # Net asset value immediately after the closing of the first public offering was $14.05.
 ##  A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++  Annualized.
 +++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

Contained above is audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING         The BlackRock Investment Quality Municipal Trust Inc.
POLICIES                   (the  "Trust") was organized in Maryland on 1992 as a
                           diversified,    closed-end    management   investment
company. The Trust had no transactions until February 16, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc. (the "Adviser"). Investment operations commenced on February 26, 1993.

   The Trust's investment objective is to manage a diversified portfolio of investment-grade securities to achieve high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4. Deferred Organization Expenses: A total of $65,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended October 31, 1996 was to decrease accumulated net realized gain and increase undistributed net investment income by $44,488. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS         The Trust has an Investment  Advisory  Agreement with
                           BlackRock    Financial    Management,    Inc.,   (the
"Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO          Purchases and sales of investment  securities, other
SECURITIES                 than  short-term   investments,  for  the  year ended
                           October  31,  1996,   aggregated   $595,691,677   and
$608,082,725, respectively.

  The federal income tax basis of the Trust's investments at October 31, 1996 was $355,710,329, and accordingly, net unrealized appreciation was $9,315,302 (gross unrealized appreciation--$10,177,708, gross unrealized depreciation--$862,406).

NOTE 4. CAPITAL            There are 200 million shares of $.01 par value common
                           stock  authorized.  Of the  16,707,093  common shares
outstanding at October 31, 1996, the Adviser owned 7,093 shares. As of October 31, 1996, there were 5,200 shares of Preferred Stock outstanding as follows:
Series T7--2,600 and Series T28--2,600.

   Offering costs ($1,046,346) incurred in connection with the underwriting of the Trust's common stock have been charged to paid-in capital in excess of par of the common stock.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7--1,300 shares, Series T28--1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   The underwriting discount ($1,950,000) and offering costs ($328,828) incurred in connection with the Preferred Stock offering have been charged to paid-in capital in excess of par of the common stock.

   Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.26% to 6.29% during the year ended October 31, 1996.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS         Subsequent   to  October  31,  1996,   the  Board  of
AND DISTRIBUTIONS         Directors  of the Trust  declared  a   dividend  from
                          undistributed earnings of $0.065625 per common  share
payable November 29, 1996, to shareholders of record on November 15, 1996.

   For the period November 1 through November 30, dividends declared on Preferred Stock totalled $434,860 in aggregate for the two outstanding Preferred Stock series.

NOTE 6. QUARTERLY DATA
(UNAUDITED)

============================================================================================
                                                                       NET REALIZED AND
                                                                          UNREALIZED
                                               NET INVESTMENT          GAIN (LOSSES) ON
                                                    INCOME               INVESTMENTS
                                                          PER                      PER
     QUARTERLY                TOTAL                      COMMON                   COMMON
      PERIOD                  INCOME            AMOUNT   SHARE        AMOUNT       SHARE
      ------                  ------           -------   -------      ------     ---------

November 1, 1994
   to January 31, 1995     $5,167,141        $4,505,179  $0.27       $10,324,567    $0.62
February 1, 1995
   to April 30, 1995    0   5,256,532         4,656,763   0.28        11,243,606     0.67
May 1, 1995
   to July 31, 1995         5,251,803         4,622,475   0.28         5,576,430     0.33
August 1, 1995
   to October 31, 1995      5,200,417         4,555,429   0.27         9,084,105     0.54
November 1, 1995
   to January 31, 1996      5,173,253         4,502,933   0.27         9,286,914     0.55
February 1, 1996
   to April 30, 1996        5,143,005         4,487,437   0.27       (13,425,805)   (0.80)
May 1, 1996
   to July 31, 1996         5,188,846         4,532,239   0.27         4,406,715     0.27
August 1, 1996
   to October 31, 1996      5,241,328         4,544,764   0.28         5,327,296     0.32
============================================================================================


========================================================================================================================
                       NET INCREASE (DECREASE)
                         IN NET INVESTMENT
                          ASSETS RESULTING                 DIVIDENDS AND DISTRIBUTIONS
                          FROM OPERATIONS            COMMON SHARES       PREFERRED SHARES*                   PERIOD
                                        PER                     PER                PER      SHARE PRICE OF     END
     QUARTERLY                        COMMON                   COMMON             COMMON    COMMON STOCK    NET ASSET
      PERIOD             AMOUNT        SHARE        AMOUNT      SHARE     AMOUNT   SHARE    HIGH     LOW      VALUE
      ------             ------       -------       ------      -------   ------   -------  ----     ---      -----

November 1, 1994
   to January 31, 1995  $14,829,746    $0.89     $3,759,096   $0.22   $1,289,763  $0.08    $11.50    $9.750  $12.64
February 1, 1995
   to April 30, 1995     15,900,369     0.95      3,445,751    0.20    1,276,017   0.08     12.25    11.250   13.31
May 1, 1995
   to July 31, 1995      10,198,905     0.61      3,289,160    0.20    1,336,807   0.08     12.25    11.375   13.64
August 1, 1995
   to October 31, 1995   13,639,534     0.81      3,289,154    0.20    1,235,030   0.07     12.00    11.375   14.18
November 1, 1995
   to January 31, 1996   13,789,847     0.83      3,768,573    0.21    1,310,376   0.08    12.625    11.875   14.72
February 1, 1996
   to April 30, 1996     (8,938,368)   (0.54)     3,289,097    0.19    1,105,076   0.07    13.000    11.875   13.92
May 1, 1996
   to July 31, 1996       8,938,954     0.54      3,049,461    0.20    1,176,124   0.07    12.250    11.750   14.19
August 1, 1996
   to October 31, 1996    9,872,060     0.60      3,289,105    0.20    1,117,371   0.07    12.625    12.125   14.52
========================================================================================================================


*For the year ended October 31, 1996, the average annualized rate paid to preferred shareholders was 3.62%.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders  and Board of Directors of
The  BlackRock  Investment  Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 1996 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for the each of the three years in the period then ended and for the period February 26, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. at October 31, 1996, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.







/s/ Deloitte & Touche LLP
--------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 6, 1996

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all regular dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends. Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:


                                                                               TAXABLE
                                              RECORD             PAYABLE      ORDINARY
                                               DATE               DATE         INCOME
                                               -----             ------        -------
Common Stock Shareholders                    12/29/95            1/31/96      $0.014347
Preferred Stock Series T-7                   11/20/95           11/21/95        17.25
Preferred Stock Series T-28                  12/11/95           12/12/95        17.11

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts.
The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
      THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 100 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nations largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. To protect the common stockholders from increases in the cost of the preferred stock dividends, the Trust invests in securities called "additional interest bonds" or "embedded caps", which can help to limit the risk of increasing costs of leverage in a rising interest rate or flattening yield curve environment. These bonds pay additional interest when short-term municipal interest rates rise above a predetermined rate, or "cap". These securities are used, when available in the marketplace, to attempt to offset increases in the interest paid to preferred stockholders and may allow the Trust to maintain dividend levels to common stockholders in interest rate environments where the yield curve is either flat or inverted. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen. As mentioned above, the Trust will attempt to maintain a percentage of its investments in additional interest bonds which may help protect the Trust's income from increases in the cost of leverage.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:                               Investment  vehicle which  initially  offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies

DISCOUNT:                                      When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                                      Income  generated  by  securities  in  a  portfolio  and  distributed  to shareholders  after the  deduction of expenses.  This Trust  declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:                         Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

EMBEDDED CAP    BONDS:                         Also known as additional  interest  municipal bonds. These securities are intended to protect the income that a fund earns  through  leverage  from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.


MARKET PRICE:                                  Price per share of a security  trading  in the  secondary  market.  For a closed-end  fund, this is the price at which one share of the fund trades on the stock exchange.  If you were to buy or sell shares,  you would pay or receive the market price.

NET ASSET VALUE (NAV):                         Net asset value is the total  market  value of all  securities  and other assets held by the Trust,  plus income accrued on its investments,  minus any liabilities  including accrued expenses,  divided by the total number of outstanding  shares. It is the underlying value of a single share on a given  day.  Net  asset  value  for the Trust is  calculated  weekly  and published  in  BARRON'S  on  Saturday  and THE NEW YORK TIMES or THE WALL
                                               STREET JOURNAL each Monday.

PREMIUM:                                       When a fund's stock price is greater  than its net asset value,  the fund is said to be trading at a premium.

PREREFUNDED BONDS:                             are held in escrow and are used to pay  principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


      BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 100 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary
Investment Adviser

BLACKROCK FINANCIAL MANAGEMENT, INC.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928
Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Bankers Trust Company 4
Albany Street New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP Two
World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                        C/O PRINCETON ADMINISTRATORS, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                                                      09247D-105
                                                                      09247D-204
 Printed on recycled paper                                            09247D-303



                                      THE
                               INVESTMENT QUALITY
                              MUNICIPAL TRUST INC.
================================================================================
                                 ANNUAL REPORT
                                OCTOBER 31, 1996